SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 1996


                        AMPAL-AMERICAN ISRAEL CORPORATION
     (Exact name of Registrant as specified in its charter)

New York                   0-538                   13-0435685
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(State or other          (Commission         (I.R.S. Employer
jurisdiction of           File Number)        Identification No.)
incorporation



1177 Avenue of the Americas, New York New York 10036
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(Address of principal executive offices      (Zip Code)


Registrant's telephone number,
including area code:                         (212) 782-2100



(Former name or former address, if changed since last report.)














































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Item 1.  Changes in Control of Registrant.
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          On May 17, 1996, Bank Hapoalim B.M. ("Hapoalim"), which, as of April
30, 1996 beneficially owned 3,000,000 shares of Registrant's Common Stock, par value $1.00 per share (representing 100% of the outstanding Common Stock), and 10,500,991 shares (assuming conversion of shares of Preferred Stock owned by Hapoalim) of Registrant's Class A Stock, par value $1.00 per share (representing 50.2% of the outstanding Class A Stock), filed an amendment to its Schedule 13D (the "Amendment") which disclosed that on May 12, 1996, Hapoalim and one of its wholly owned subsidiaries, Atad Hevra Lehashkaot Limited (collectively, the "Seller"), had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Rebar Financial Corp., a company incorporated under the laws of the British Virgin Islands (the "Purchaser"), and Daniel Steinmetz, Benjamin Steinmetz and Raz Steinmetz (who are defined as the "Stockholders" in the Stock Purchase Agreement, and who are responsible for all of the Purchaser's obligations under the Stock Purchase Agreement), pursuant to which, among other things, the Purchaser has agreed to purchase either 7,242,352 shares of Class A Stock or 1,500,001 shares of Common Stock and 5,742,351 shares of Class A Stock (the "Sale"). Based on the description of the Stock Purchase Agreement included in the Amendment, the Registrant has concluded that it constitutes an arrangement which may, at a subsequent date, result in a change in control of the Registrant for purposes of the Securities Exchange Act of 1934, as amended.



          The Stock Purchase Agreement is written in Hebrew. The Registrant has received from the Seller an English translation of the Stock Purchase Agreement and the summary of the terms of the Stock Purchase Agreement set forth below is based entirely on such translation, the information disclosed by Hapoalim in the Amendment and on information disclosed by the Purchaser in a Schedule 13D which it filed on May 22, 1996 ("Purchaser's Schedule 13D"). The Amendment provides that Hapoalim will file an English translation of the Stock Purchase Agreement as an Exhibit to Hapoalim's Schedule 13D as soon as practicable and Purchaser's
Schedule 13D provides that an English translation of the Stock Purchase Agreement will be filed by amendment as soon as available. The description of the Stock Purchase Agreement contained herein is qualified by reference to the text of that agreement.


          The Stock Purchase Agreement provides the Seller with two different alternatives. Under the first alternative (the "First Alternative"), the Seller may sell the Purchaser a total of 7,242,352 shares of Class A Stock, of which either 5,742,351







































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
or, in the discretion of the Seller, a lesser number of shares of Class A Stock shall be delivered at a closing (the "Closing") which is expected to occur within five business days after approvals of the Sale have been obtained from certain Israeli governmental agencies. At a supplemental closing (the "Supplemental Closing") the Seller will deliver to the Purchaser a number of shares of Class A Stock that, together with the shares of Class A Stock delivered at the Closing, will aggregate 7,242,352 shares of Class A Stock. The Supplemental Closing is required to take place not later than March 31, 1997, except that in the event that Hapoalim receives an extension from the Central Bank of the State of Israel to complete the Sale, the outside date for the Supplemental Closing may be extended to the earlier of either the expiration date of such extension or September 30, 1997. At the election of the Seller, the Closing and the Supplemental Closing may be held at the same time. The price per share of Class A Stock to be paid by the Purchaser is $7.74 plus the amount of interest accrued at the London Interbank Offered Rate from February 16, 1996 until the date of payment (the "Share Price"). In the event that at the Closing Hapoalim delivers 5,742,351 shares of Class A Stock, then the Purchaser is obligated to pay the Share Price multiplied by 7,242,352 at the Closing. In the event that at the Closing Seller delivers fewer than 5,742,351 shares of Class A Stock, then the Purchaser is obligated to pay at the Closing and at the Supplemental Closing the Share Price multiplied by the number of shares of Class A Stock delivered at such closing.


          Under the second alternative (the "Second Alternative"), the Seller may elect to sell to the Purchaser 1,500,001 shares of Common Stock together with 5,742,351 shares of Class A Stock, of which either 5,742,351 or, in the discretion of the Seller, any lesser number of shares of Class A Stock may be delivered at the Closing. At the Supplemental Closing, the Seller is obligated to deliver to the Purchaser 1,500,001 shares of Common Stock together with such number of shares of Class A Stock that, together with the shares of Class A stock delivered at the Closing, will aggregate 5,742,351 shares of Class A Stock. At the election of the Seller, the Closing and the Supplemental Closing may be held at the same time. If the Seller elects the Second Alternative, then the Purchaser will be required to pay the Seller an increased purchase price. The Shares that the Seller is expected to sell under either the First Alternative or under the Second Alternative are referred to herein as the "Sold Shares".

          The Stock Purchase Agreement further provides that for so long as the Seller has not delivered the Common Stock under the Second Alternative or for so long as the date of the Supplemental Closing has not occurred, the Seller may elect to either







































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
(i) initiate a reclassification of Registrant's Common Stock into Class A Stock (the "Reclassification"), or (ii) waive its weighted voting rights with respect to the Common Stock (the "Waiver"). As previously disclosed by Hapoalim, it was contemplated that Hapoalim would propose a modification to the terms of the Common Stock pursuant to which the rights of the Common Stock would be equalized with those of the Class A Stock. The Stock Purchase Agreement also provides that the Purchaser is required, if requested in writing by the Seller, to vote for any resolution in connection with the Reclassification or the Waiver. In the event the Seller owns any shares of Common Stock after the Reclassification or the Waiver, the Seller has agreed to vote such shares, whenever the holders of the Common Stock are entitled to vote on any matter as a class, in the same manner voted by the holders of the shares of the Class A Stock. In the event that in connection with a Reclassification Hapoalim receives, in addition to one share of Class A Stock, for each share of Common Stock, additional shares of Class A Stock, options to purchase additional shares of Class A Stock or monetary consideration, the Stock Purchase Agreement requires that on the Supplemental Closing Date, the Seller transfer to Purchaser, for no additional consideration, a proportional part of such shares, options or monetary consideration.

          The Stock Purchase Agreement also provides that in the event that the Seller elects the First Alternative without the Reclassification having been completed by the date of the Supplemental Closing, the Seller is obligated to effect the Waiver by the date of the Supplemental Closing, and until the Supplemental Closing occurs, the Waiver shall be deemed to be effective on the date of the Closing, provided that the Seller shall be entitled to exercise its weighted voting rights with respect to the Common Stock in order to fulfill its obligations and exercise its rights under the Stock Purchase Agreement. However, the Stock Purchase Agreement further provides that the Seller can elect the First Alternative prior to the completion of the Reclassification or the Waiver, provided that either the Reclassification or the Waiver be completed by March 31, 1997. In the event the Seller elects the Second Alternative, the Seller would not be permitted to initiate the Reclassification.


          The Stock Purchase Agreement also provides that following the date of the Closing and until the date of the Supplemental Closing, the Seller shall use its best efforts to add three directors designated by the Purchaser to Registrant's Board of Directors until such time as Registrant's directors are elected at Registrant's shareholders meeting. In addition, the Seller undertook that if the Reclassification or the Waiver takes place prior to the date of the Supplemental Closing, it would, (i) take the necessary legal steps to cause Registrant's Board of Directors to call a shareholders meeting not later than March 31, 1997 (the "Election Shareholders Meeting"), (ii) vote in the Election Shareholders Meeting for a new Board of Directors which will consist of thirteen directors, of which ten directors will be designated by the Purchaser and three directors will be designated by the Seller, and (iii) take whatever action is legally required so that immediately after the Reclassification or the Waiver, and until the Election Shareholders Meeting, the








































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
number of directors designated by the Purchaser will be greater than the number of directors designated by the Seller. In the event that the date of the Supplemental Closing occurs prior to the Reclassification or the Waiver, the Seller's undertakings described in clauses (i), (ii) and (iii) above, will be carried out either simultaneously with or immediately after the date of the Supplemental Closing. The Seller agreed that from the Closing and until the Election Shareholders Meeting, to do everything that is required and legal to prevent the Registrant's Board of Directors from adopting resolutions which might infringe on the Purchaser's rights under the Stock Purchase Agreement, authorize a deviation from Registrant's ordinary course of business or authorize the investment in or sale of Registrant's property at a price of $3 million or more, unless in each case such resolution is consented to by the directors recommended by the Seller and those recommended by the Buyer, provided that the matter is not contrary to law or any agreement or undertaking of the Seller, Purchaser or Registrant. In addition, the Stock Purchase Agreement provides that for so long as Hapoalim, directly or indirectly, holds at least 8 1/3% of the voting rights in Registrant, the Purchaser will use its best efforts so that Registrant's Board of Directors shall consist of directors designated by Hapoalim reflecting Hapoalim's proportionate holdings in Registrant.

          To the extent not contrary to law or any agreement or undertaking of the Seller, Purchaser or Registrant, the Seller agreed to use its best efforts on or soon after the Closing to cause those directors of the Registrant's subsidiaries who are employees of or are recommended by the Seller to be replaced by directors recommended by the Purchaser and the Seller, pro rata to their anticipated holdings in the Registrant after the Supplemental Closing (determined assuming that the Reclassification took place), but giving the Purchaser's designees a majority of such positions.

          Pursuant to the Stock Purchase Agreement the Seller is obligated to deliver to the Purchaser any dividend paid with respect to the Sold Shares from the date the Stock Purchase Agreement was signed until the date of the Supple-mental Closing.

          Pursuant to the Stock Purchase Agreement, the Seller acknowledged that the Purchaser intends to pledge all or part of the Sold Shares to an Israeli or European banking institution as security for a financing to purchase the Sold Shares. The Seller undertook to use its best efforts to assist the Purchaser in pledging the Sold Shares. The Purchaser will not be relieved from its obliga-tions under the Stock Purchase Agreement in the event that it does not obtain such financing.


          The Stock Purchase Agreement also provides that during the period between the signing of the Stock Purchase Agreement and the date of the Closing the Seller shall vote its shares at Registrant's shareholders meeting against
(i) any amendment to Registrant's Certificate of Incorporation or By Laws that is not part of the Reclassification or the Waiver, and (ii) any other resolution that might infringe upon the Purchaser's rights pursuant to the Stock Purchase Agreement. The Seller also undertook to exercise its legitimate influence with respect to Registrant to prevent transactions by Registrant that might infringe upon the Purchaser's rights pursuant to the Stock Purchase Agreement or that are not in the ordinary course of business, and with respect to which the Purchaser expresses its objection. In addition, the Seller undertook not to sell, pledge or transfer in any other way any of its Common Stock (i) prior to the date of the Supplemental Closing, in the event that the Reclassification or the Waiver occurs prior to the Supplemental Closing, or (ii) prior to the Reclassification or the Waiver, in the event that the Supplemental Closing occurs prior to the Reclassification or the Waiver.

          Pursuant to the Stock Purchase Agreement the Purchaser agreed that for so long as Hapoalim, directly or indirectly, holds at least 19 1/2% of the voting rights in Registrant, the Purchaser will use its best efforts to preserve Hapoalim's interests in Registrant and to ensure that Hapoalim's interests are not prejudiced by any future activities of Registrant (including by enabling the Seller to participate in future private placements by Registrant in order to maintain its proportionate interest in Registrant).


          The Stock Purchase Agreement also provides that if, in connection with the Waiver (i) the Common Stock dividend rights are not equalized with the Class A Stock dividend rights, or (ii) the authority to declare dividends, other than the mandatory dividend on the 4% Preferred and on the 6 1/2% Preferred, is not delegated to the shareholders of Registrant, the Purchaser will support a dividend distribution, only if the dividend rate on the Common Stock is identi-cal to the dividend rate on the Class A Stock. The Stock Purchase Agreement provides that if the Purchaser violates the foregoing dividend covenant, then the Purchaser will be obligated to make a compensatory payment to Seller.


          The Stock Purchase Agreement further provides that the Purchaser will have certain rights of first refusal with respect to future sales by the Seller of its shares in Registrant. In addition, under certain circumstances, the Purchaser is entitled to purchase from the Seller a number of shares of Class A Stock equal to the number of shares sold by the Seller in market transactions. The Seller has the right, under certain circumstances, to participate in future private sales by the Purchaser of its shares of Class A Stock.

          The Seller and Purchaser agreed to cooperate to cause Registrant to enter into a registration rights agreement with them which will require Registrant to cooperate with Seller and Purchaser in order to permit them to publicly offer their shares of the Registrant's stock in the United States, Israel or anywhere else that either of them decides, and to permit them to include their shares of Registrant's stock in any public offering by Registrant of its shares anywhere.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                              AMPAL-AMERICAN ISRAEL CORPORATION



Date: May 28, 1996            By: /s/Lawrence Lefkowitz
                                 ---------------------------------
                                   Lawrence Lefkowitz, President






















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